Exhibit 10.43

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                           PLEDGE AND ESCROW AGREEMENT


                                  by and among

                               HORIZON PCS, INC.,
                     HORIZON PERSONAL COMMUNICATIONS, INC.,
                  BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC,

                           WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION,
                                   as Trustee,

                                       and

                           WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION,
                                 as Escrow Agent









                          Dated as of December 7, 2001


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                           PLEDGE and ESCROW AGREEMENT

     THIS PLEDGE AND ESCROW AGREEMENT (this "Agreement"), dated as of December 7, 2001, is by and among Horizon PCS, Inc. (the "Company"), Horizon Personal Communications, Inc. ("PerCom"), Bright Personal Communications Services, LLC ("Bright" and, together with PerCom, the "Guarantors") Wells Fargo Bank Minnesota, National Association, as trustee under the Indenture referred to below (the "Trustee"), and Wells Fargo Bank Minnesota, National Association, in its capacity as escrow agent (the "Escrow Agent").

                                    RECITALS

     The Company, the Guarantors and the Trustee have entered into an Indenture, dated as of December 7, 2001 (the "Indenture"), pursuant to which the Company and the Guarantors will issue $175,000,000 in aggregate principal amount of 13 3/4% Senior Notes due 2011 (the "Notes") and the related senior subordinated guarantees (the "Guarantees").

     The Company, the Guarantors and Wells Fargo Bank Minnesota, National Association, as trustee, entered into an Indenture (the "Senior Discount Notes Indenture"), dated as of September 26, 2000, governing the Company's 14% Senior Discount Notes due 2010 (the "Senior Discount Notes"), pursuant to which the Company is required to equally and ratably secure the Senior Discount Notes should the Company permit any Lien securing Indebtedness that is equal in right of payment with the Senior Discount Notes.

     The Company desires to establish an escrow account with the Escrow Agent into which $48,659,722.22 of the net proceeds from the sale of the Notes will be, simultaneously with the issuance of the Notes on the date hereof, deposited by the Company to be held and distributed in accordance with the terms and conditions set forth herein, and the Escrow Agent is willing to establish such an account and to accept such funds in accordance with the terms hereinafter set forth.

     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Establishment of Escrow Account. The Escrow Agent shall establish on the date hereof and maintain in the Trustee's name a "securities account" (within the meaning of Article 8 of Uniform Commercial Code (the "UCC")) (the "Escrow Account") to which there shall be immediately credited and held amounts received by the Escrow Agent from the Company in accordance with
Section 3 hereof. The funds credited to the Escrow Account shall be applied and disbursed only as provided herein. The Escrow Agent shall segregate the funds credited to the Escrow Account from its other funds held as an agent or in trust. The Escrow Agent shall treat all property held by it in the Escrow Account as "financial assets" under Section 8-501(a) (or successor section) of the UCC.


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     Section 2. Deposit to the Escrow Account; Investments.

     (a) Concurrently with the execution and delivery of this Agreement, the Company shall deliver to the Escrow Agent for deposit in the Escrow Account the sum of $48,659,722.22 (the "Escrow Funds"). All amounts to be deposited with the Escrow Agent shall be transferred by wire transfer of immediately available funds to the following account:

            WELLS FARGO BANK MINNESOTA, N.A.
            ABA No.:  091000019
            Account No.:  0001038377
            Account Name:  Corporate Trust Clearing Account
            FFC:  Wells Fargo as Trustee for Horizon PCS Holders, A/C 11986801
            Attention:  Joseph Taffe

     (b) Promptly following the deposit of any funds into the Escrow Account, the Escrow Agent shall invest such funds in the name of the Trustee in Government Securities. Prior to the occurrence of an Event of Default, the Company shall provide written instructions to the Escrow Agent as to the specific Government Securities in which funds are to be invested. All such amounts shall remain so invested until the close of business on the Business Day prior to any withdrawal by the Escrow Agent pursuant to Section 4 hereof. All Government Securities from time to time credited to the Escrow Account constituting "security entitlements" as defined in Section 8-102(a)(17) of the New York UCC (hereinafter defined) shall be held in the name of the Trustee and in no event shall the Company be or be deemed to be the "entitlement holder" (as such term is defined in as defined in Section 8-102(a)(7) of the New York UCC) with respect thereto.

     Section 3. Security Interest.

     (a) Pledge and Assignment. The Company hereby irrevocably pledges, assigns, grants, hypothecates and sets over to the Trustee, for the equal and ratable benefit of the Holders of the Notes and the registered holders of the Senior Discount Notes, a first priority continuing security interest in all of the Company's right, title and interest in and to all of the following whether now owned or existing or hereafter acquired or created (collectively, the "Collateral"):

          (i) all funds from time to time held in the Escrow Account, including, without limitation, the Escrow Funds and all certificates and instruments, if any, from time to time, representing or evidencing the Escrow Account or the Escrow Funds;

          (ii) all investments of funds in the Escrow Account, which all shall constitute Government Securities, and whether held by or registered in the name of the Escrow Agent and all certificates and instruments, if any, from time to time representing or evidencing any such Government Securities;

          (iii) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments evidencing such Government Securities from time to time hereafter delivered to or otherwise possessed by the Escrow Agent, for or on behalf of the Company, in substitution for or in addition to any or all of the then existing Collateral;



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          (iv) all interest, dividends, cash, instruments,  securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral; and

          (v) all proceeds of the foregoing including, without limitation, all cash proceeds and all non-cash proceeds thereof.

     The Trustee hereby appoints the Escrow Agent to act as the Trustee's agent, on behalf of the Holders of the Notes and the registered holders of the Senior Discount Notes, for purposes of perfecting the foregoing pledge, assignment and security interest in the Collateral, and the Escrow Agent hereby accepts such appointment. For so long as the foregoing pledge, assignment and security interest remains in effect, the Escrow Agent hereby waives any right of setoff or banker's lien that it, in its individual capacity or in its capacity as an agent for Persons other than the Trustee and the Holders of the Notes and the registered holders of the Senior Discount Notes, may have with respect to any or all of the Collateral.

     (b) Secured Obligations. This Agreement secures the due and punctual payment and performance of all Obligations of the Company, whether now or hereafter existing, under the Notes, the Indenture, the Senior Discount Notes, the Senior Discount Notes Indenture and this Agreement, including, without limitation, interest and premium, if any, accrued on the Notes and/or the Senior Discount Notes after the commencement of a bankruptcy, reorganization or similar proceeding involving the Company to the extent permitted by applicable law (collectively, the "Secured Obligations").

     (c) Delivery of Collateral. All certificates or instruments, if any, representing or evidencing all or any portion of the Collateral shall be held by the Escrow Agent on behalf of the Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Escrow Agent, and all in form and substance sufficient to convey a valid security interest in such Collateral to the Trustee. All securities in uncertificated or book-entry form and all security entitlements, if any, in each case representing or evidencing the Collateral shall be registered in the name of the Escrow Agent (or any of its nominees) as the registered owner thereof by book-entry or as otherwise appropriate so as to properly identify the interest of the Escrow Agent therein. In addition, the Escrow Agent shall have the right, at any time following the occurrence of an Event of Default, to transfer to or to register in the name of the Escrow Agent or any of its nominees any or all other Collateral. Except as otherwise provided herein, all Collateral shall be deposited and held in the Escrow Account. The Escrow Agent shall have the right at any time to exchange certificates or instruments representing or evidencing all or any portion of the Collateral for certificates or instruments of smaller or larger denominations in the same aggregate amount.

     (d) Maintaining the Escrow Account. So long as this Agreement is in full force and effect:

          (i) subject to the other terms and conditions of this Agreement, (i) all Collateral held by the Escrow Agent pursuant to this Agreement shall be held in the Escrow Account, which shall be subject to the exclusive


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     dominion  and control of the Trustee for the benefit of the Trustee and the equal and ratable benefit of the Holders of the Notes and the Senior Discount Notes;

          (ii) the Escrow Account and all Collateral from time to time therein shall remain segregated from all other funds or other property otherwise held by the Trustee or the Escrow Agent, as applicable;

          (iii) all amounts (including, without limitation, any Escrow Funds or interest on or other proceeds of the Escrow Funds or any Government Securities held in the Escrow Account) shall remain on deposit in the Escrow Account until withdrawn in accordance with this Agreement; and

          (iv) the Escrow Agent shall take all steps necessary to ensure that the Trustee is the holder or entitlement holder (as the case may be) of all of the Collateral and that either the Trustee for the equal and ratable benefit of the Holders of the Notes and the registered holders of the Senior Discount Notes or, to the extent required by applicable law, the Escrow Agent, for the benefit of the Trustee and the equal and ratable benefit of the Holders of the Notes and the registered holders of the
     Senior Discount Notes, is the holder or entitlement holder of all Government Securities and other uncertificated securities on the books of the applicable Federal Reserve Bank or other applicable securities intermediary.

     (e) Further Assurances. Prior to, contemporaneously herewith, and at any time and from time to time hereafter, the Company shall, at the Company's expense, execute and deliver to the Trustee or its designee such other instruments and documents, and take all further action as the Trustee deems reasonably necessary or advisable or may reasonably request to confirm or perfect the security interest of the Trustee granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and the Company shall take all necessary action to preserve and protect the security interest created hereby as a first priority, perfected lien and encumbrance upon the Collateral.

     (f) Transfers and Other Liens. The Company agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Agreement.

     Section 4. Distributions from Escrow Account. Funds on deposit in the Escrow Account shall be withdrawn by the Escrow Agent and transferred only in accordance with this Section 4:

     (a) Event of Default.

          (i) For so long as an Event of Default has occurred and is continuing under the Indenture or the Senior Discount Notes Indenture, no amounts shall be disbursed from the Escrow Account, except as provided in clause
     (ii) below.

          (ii) If (a) any Event of Default has occurred and is continuing  under
     Section 6.1 of the  Indenture or under  Section 6.1 of the Senior  Discount


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     Notes  Indenture,  (b) any  other  Event of  Default  has  occurred  and is continuing that results in the acceleration of the payment of principal, interest, premium, if any, and Liquidated Damages, if any, pursuant to the terms of the Indenture or the Senior Discount Notes Indenture, or (c) any material breach or violation of any representation, warranty or agreement contained in this Agreement has occurred:

               (A) The Trustee may, without notice to the Company except as required by applicable law and at any time or from time to time, direct the Escrow Agent to liquidate all Collateral and transfer all proceeds thereof to the Paying Agent to apply such funds in accordance with Section 6.2 of the Indenture or Section 6.2 of the Senior Discount Notes Indenture, as applicable.

               (B) The Trustee (and/or the Escrow Agent on its behalf) may also, in addition to the other rights and remedies provided for herein, exercise in respect of the Collateral all the rights and remedies of a secured party upon default under the UCC in effect at that time in the State of New York (the "New York UCC") (whether or not the New York UCC applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sales, at any of the Trustee's or the Escrow Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee and the Escrow Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee and/or the Escrow Agent on its behalf may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (C) Any cash held by the Escrow Agent as Collateral and all net cash proceeds received by the Trustee or the Escrow Agent in respect of any sale or liquidation of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Trustee, be held by the Trustee or the Escrow Agent as collateral for, and then or at any time thereafter be applied (after payment of any costs and expenses incurred in connection with any sale, liquidation or disposition of or realization upon the Collateral and the payment of any amounts payable to the Trustee or the Escrow Agent) in whole or in part by the Trustee or the Escrow Agent for the equal and ratable benefit of the Holders of the Notes and the Senior Discount Notes against, all or any part of the Secured Obligations in such order as the Trustee shall elect. Any surplus of such cash or cash proceeds held by the Trustee or the Escrow Agent and remaining after payment in full of all the Secured Obligations and the costs and expenses incurred by and amounts payable to the Trustee or the Escrow Agent hereunder or under the Indenture shall be paid over to the Company.

     (b) Scheduled Interest Payments. Pursuant to the Notes and Section 4.1 of the Indenture, the Company is obligated to make payments of interest on the Notes on each of June 15, 2002, December 15, 2002, June 15, 2003 and December 15, 2003 (each, a "Scheduled Interest Payment"). The Scheduled Interest Payments due on the Notes may be made (1) from amounts held in the Escrow Account in accordance with the procedures set forth in subsection (i) below or (2) from


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other sources of funds  available to the Company,  as  anticipated in subsection
(ii) below, or from any combination of (1) and (2) above; provided that nothing herein shall be construed as limiting the Company's obligation to make all interest payments due on the Notes at the times and in the amounts required by the Notes, which obligation shall be absolute and unconditional.

          (i) Payment of Interest. If the Company elects to cause a Scheduled Interest Payment to be made using funds held in the Escrow Account, then, not later than five (5) Business Days prior to the date of the applicable Scheduled Interest Payment, the Company shall direct the Escrow Agent to transfer from the Escrow Account to the Paying Agent funds necessary to provide for payment in full (or, if the Company intends to make a portion of such interest payment with funds in the Escrow Account and the remainder of such interest payment with funds other than those in the Escrow Account, such portion) of the next Scheduled Interest Payment on the Notes. At or prior to 1:00 p.m., New York City time, on the day that is no later than one Business Day following receipt of such notice, the Escrow Agent shall transfer such funds to the Paying Agent as set forth in paragraph (d)(ii) hereof, and notify the Company that it has made such transfer to the Paying Agent. As provided in Section 4.1 of the Indenture, interest shall be considered paid on the date due if the Paying Agent (if other than the Company or any of its Subsidiaries) holds as of 10:00 a.m. Eastern time on the due date money designated for and sufficient to pay interest then due. If the Company does not intend to utilize the funds in the Escrow Account to make any such interest payment in full, then the Company shall comply with Section 4(b)(ii) below.

          (ii) Release of Funds to the Company Due to Direct Payment of Interest by the Company. If the Company makes any of the Scheduled Interest Payments or a portion of any of the Scheduled Interest Payments from a source of funds other than the Escrow Account ("Company Funds"), the Company may, after payment in full of such Scheduled Interest Payment and upon at least five (5) Business Days prior notice, direct the Escrow Agent, so long as no Event of Default has occurred and is continuing, to release to the Company or at the direction of the Company an amount of funds from the Escrow Account less than or equal to the amount of Company Funds so expended. Upon receipt of such notice, the Escrow Agent shall pay over to the Company the requested amount.

     (c) Investment Income. Subject to the provisions of Section 4(a) above, all investment income earned on amounts on deposit in the Escrow Account is the personal property of the Company. Subject to the provisions of Section 9(b) hereof, promptly following receipt of any investment income earned on amounts on deposit in the Escrow Account, the Escrow Agent shall transfer such funds to the Company pursuant to paragraph (d)(i) hereof.

     (d) Wire Transfer.

          (i) All funds distributed from the Escrow Account to the Company shall be transferred by wire transfer of immediately available funds to the following account:

                   ABA No.:  044000024
                   Account No.: 01088134722 at Huntington National Bank Account Name: Horizon PCS, Inc.
                   Attention:  Judy Crane

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          (ii) All funds distributed from the Escrow Account to the Paying Agent for payment on the Notes shall be transferred by wire transfer of immediately available funds to the following account:

                   WELLS FARGO BANK MINNESOTA, N.A.
                   ABA No.:  091000019
                   Account No.:  0001038377
                   Account Name:  Corporate Trust Clearing Account
                   FFC:  Horizon PCS, Inc. Senior Notes, A/C 11986800
                   Attention:  Joseph Taffe

          (iii) All funds distributed from the Escrow Account to the paying agent under the Senior Discount Notes Indenture for payment on the Senior Discount Notes shall be transferred by wire transfer of immediately available funds to the following account:

                   WELLS FARGO BANK MINNESOTA, N.A.
                   ABA No.:  091000019
                   Account No.:  0001038377
                   Account Name:  Corporate Trust Clearing Account
                   FFC:  Horizon PCS Orig Issue Amt-Snr Disc Nts, A/C 10252800
                   Attention:  Joseph Taffe

     (e) Written Instructions; Certificates. The Company shall, upon request by the Escrow Agent, execute and deliver to the Escrow Agent such additional written instructions and certificates hereunder as may be reasonably required by the Escrow Agent to give effect to this Section 4.

     Section 5. Termination of Security Interest. Upon payment in full of the Scheduled Interest Payments, the security interest evidenced by this Agreement in any Collateral remaining in the Escrow Account will terminate and be of no further force and effect. Furthermore, upon the release of any Collateral from the Escrow Account in accordance with the terms of this Agreement, whether upon release of such Collateral to Holders of Notes as payment of interest on the Notes, to the Company pursuant to Sections 4(b)(ii) or 4(c) or otherwise, the security interest evidenced by this Agreement in such Collateral so released will terminate and be of no further force and effect.

     Section 6. Attorneys-in-Fact. The Company hereby irrevocably appoints each of the Trustee and the Escrow Agent as the Company's attorney-in-fact, coupled with an interest, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Trustee's or the Escrow Agent's discretion to take any action and to execute any instrument that the Trustee or the Escrow Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Company representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, and the expenses of the Trustee and the Escrow Agent incurred in connection therewith shall be payable by the Company.

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     Section 7.  Trustee  or Escrow  Agent May  Perform.  Without  limiting  the authority granted under Section 6 hereof, if the Company fails to perform any agreement contained herein, the Trustee or the Escrow Agent may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the expenses of the Trustee or the Escrow Agent incurred in connection therewith shall be payable by the Company and shall be secured by the Collateral.

     Section  8.  Representations,   Warranties  and  Agreements.   The  Company
represents, warrants and agrees that:

     (a) The execution, delivery and performance by the Company and each Guarantor of this Agreement are within their respective corporate or limited liability company powers, have been duly authorized by all necessary corporate or limited liability company action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any Guarantor (except as would not, individually or in the aggregate, have a Material Adverse Effect (as defined in the Purchase Agreement)), or of the certificate of incorporation or formation, as applicable, or bylaws or operating agreement, as applicable, of the Company or any Guarantor or result in the creation or imposition of any Lien on any assets of the Company or any Guarantor other than the Lien contemplated hereby.

     (b) Each of them has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Collateral as provided by this Agreement.

     (c) This Agreement has been duly executed and delivered by each of them and constitutes a legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms.

     (d) Upon the delivery to the Escrow Agent of the Collateral, the pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations for the benefit of the Trustee, the Escrow Agent and the Holders of the Notes and the registered holders of the Senior Discount Notes, enforceable as such against all creditors of each of them and any persons purporting to purchase any of the Collateral from each of them.

     (e) No consent of any other person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by each of them of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by each of them or (ii) for the exercise by the Trustee or the Escrow Agent of the remedies in respect of the Collateral pursuant to this Agreement.

     (f) No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the best knowledge of each of them, threatened by or against each of them or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

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     (g)  The  pledge  of the  Collateral  pursuant  to  this  Agreement  is not
prohibited  by  any  applicable  law  or   governmental   regulation,   release,
interpretation or opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System).

     (h) All information set forth herein relating to the Collateral is accurate and complete in all material respects.

     Section 9. Fees and Expenses of Escrow Agent.

     (a) The Company and the Guarantors agree to pay the Escrow Agent its agreed-upon compensation for its services as Escrow Agent hereunder promptly upon request therefore, and to reimburse the Escrow Agent for all reasonable and documented expenses of or disbursements incurred by the Escrow Agent in the performance of its duties hereunder, including the reasonable fees, expenses and disbursements of counsel to the Escrow Agent.

     (b) The Escrow Agent shall have a lien upon any investment income on deposit in the Escrow Account solely for any costs, expenses and fees that may arise hereunder and may retain that portion of the investment income in the Escrow Account equal to such unpaid amounts, until all such costs, expenses and fees have been paid.

     Section 10. Rights, Duties and Immunities of Escrow Agent. Acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which all parties to this Agreement hereby agree shall govern and control the rights, duties and immunities of the Escrow Agent:

     (a) The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set out in this Agreement. The Escrow Agent shall not be required to inquire as to the performance or observation of any obligation, term or condition under any agreement or arrangement between the Company, the Guarantors and the Trustee. The Escrow Agent is not a party to, and is not bound by, any agreement or other document out of which this Agreement may arise. The Escrow Agent shall be under no liability to any party hereto by reason of any failure on the part of any party hereto (other than the Escrow Agent) or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document. The Escrow Agent shall not be bound by any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto. This Agreement shall not be deemed to create a fiduciary relationship between the parties hereto under state or federal law.

     (b) The Escrow Agent shall not be responsible in any manner for the validity or sufficiency of this Agreement or of any property delivered hereunder, or for the value or collectibility of any note, check or other instrument, if any, so delivered, or for any representations made or obligations assumed by any party other than the Escrow Agent. Nothing herein contained shall be deemed to obligate the Escrow Agent to deliver any cash, instruments, documents or any other property referred to herein, unless the same shall have first been received by the Escrow Agent pursuant to this Agreement.

     (c) The Company and the Guarantors shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense, including but not limited to counsel fees, incurred without bad faith, gross negligence or willful misconduct on the part of the Escrow Agent arising out of or in conjunction with its acceptance of, or the performance of its duties and obligations under, this Agreement, as well as the costs and expenses of defending against any claim or liability arising out of or relating to this Agreement.

     (d) The Escrow Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Escrow Agent in good faith believes to have been signed and presented by any Issuer.

     (e) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith or for any mistake in act or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

     (f) The Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and except for its own gross negligence or willful misconduct it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the advice or opinion of such counsel.

     (g) The parties hereto agree that if the Escrow Agent is notified by the Trustee, the Company, the Guarantors or the Holders of the Notes or the registered holders of the Senior Discount Notes of any dispute with respect to the payment, ownership or right of possession of the Escrow Account, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, except for its bad faith, willful misconduct or gross negligence, all or any part of the Escrow Account until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America, and a notice executed by the parties to the dispute or their authorized representatives shall have been delivered to the Escrow Agent setting forth the resolution of the dispute. The Escrow Agent shall be under no duty whatsoever to institute, defend or partake in such proceedings.

     (h) The agreements set forth in this Section 10 shall survive the resignation or removal of the Escrow Agent, the termination of this Agreement and the payment of all amounts hereunder.

     Section 11. Resignation or Removal of Escrow Agent.

     (a) The Escrow Agent shall have the right to resign upon 30 days written notice to the Company, the Guarantors and the Trustee. The Company and the Guarantors shall have the right to remove the Escrow Agent upon 30 days written notice to the Escrow Agent and the Trustee. In the event of such resignation or removal, the Company and the Guarantors shall appoint a successor escrow agent hereunder by delivering to the Escrow Agent a written notice of such appointment. Upon receipt of such notice, the Escrow Agent shall deliver to the designated successor escrow agent all money and other property held hereunder and shall thereupon be released and discharged from any and all further responsibilities whatsoever under this Agreement; provided, however, that the Escrow Agent shall not be deprived of its compensation earned prior to such time.

     (b) If no successor escrow agent shall have been designated by the date specified in the Escrow Agent's notice, all obligations of the Escrow Agent hereunder shall nevertheless cease and terminate. The Escrow Agent's sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a person designated by the other parties hereto or in accordance with the direction of a final order or judgment of a court of competent jurisdiction.

     Section 12. Miscellaneous.

     (a) Waiver. No waiver of any provision of this Agreement nor consent to any departure by any party therefrom shall in any event be effective unless the same shall be in writing and signed by each of the non-breaching parties and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) Severability. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

     (c) Binding Effect. This Agreement shall inure to and be binding upon the parties and their respective successors and permitted assigns; provided, however, that the Company and the Guarantors may not assign their rights or obligations hereunder without the express prior written consent of the Trustee.

     (d) Choice of Law. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the internal laws of the State of New York including, without limitation the Uniform Commercial Code in effect in the State of New York, without giving effect to the conflicts of law principles of such State.

     (e) Entire Agreement. This Agreement, the Notes and the Indenture contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments with respect thereto, whether oral or written; provided, however, that this Agreement is executed and accepted by the Trustee and the Escrow Agent subject to all terms and conditions of its acceptance of the trust under the Indenture, as fully as if said terms and conditions were set forth at length herein.

     (f) Amendments. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties. The Trustee and the Escrow Agent may execute an amendment to this Agreement only if the requisite consent of each of (i) the Holders of the Notes required by Article IX of the Indenture and (ii) the registered holders of the Senior Discount Notes required by Article IX of the Senior Discount Notes Indenture has been obtained, unless no such consent is required by such Section 9.1 of the Indenture and/or Section 9.1 of the Senior Discount Notes Indenture, respectively.

     (g) Notices. All notices, requests, instructions, orders and other communications required or permitted to be given or made under this Agreement to any party hereto shall be delivered in writing by hand delivery or overnight delivery, or shall be delivered by facsimile or telephonically with confirmation in writing not more than 24 hours following such facsimile or telephonic notice. A notice given in accordance with the preceding sentence shall be deemed to have been duly given upon the sending thereof. Notices should be addressed as follows:

                  To the Company or any Guarantor:

                           Horizon PCS, Inc.
                           68 East Main Street
                           Chillicothe, Ohio 45601
                           Attention:  Chief Financial Officer
                           Facsimile number:  (740) 774-3400
                           Telephone number:  (740) 772-8200

                  With copies to:

                           Arnall Golden Gregory LLP
                           2800 One Atlantic center
                           1201 West Peachtree Street
                           Atlanta, Georgia 30309
                           Attention:  Donald I. Hackney, Jr.
                           Facsimile number:  (404) 873-8501
                           Telephone number: (404) 873-8500

                  To the Trustee or the Escrow Agent:

                           Wells Fargo Bank Minnesota, National Association Corporate Trust Services
                           MAC N9303-110
                           Sixth and Marquette
                           Minneapolis, Minnesota 55479
                           Attention:  Michael G. Slade
                           Facsimile number:  612-667-2160, -2314
                           Telephone number:  612-667-0266

or at such other address, facsimile number or phone number as the specified entity most recently may have designated in writing in accordance with this paragraph to the other parties.

     (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

     (i) Interpretation. The headings of the sections contained in this Agreement are solely for convenience or reference and shall not affect the meaning or interpretation of this Agreement.

                            [signature pages attached]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day first written above.

                                        HORIZON PCS, INC.


                                        By:/s/ William A. McKell
                                           -------------------------------------
                                            Name:  William A. McKell
                                            Title: President


                                        HORIZON PERSONAL COMMUNICATIONS, INC.


                                        By:/s/ William A. McKell
                                           -------------------------------------
                                            Name:  William A. McKell
                                            Title: President


                                        BRIGHT PERSONAL COMMUNICATIONS
                                        SERVICES, LLC


                                        By:/s/ Peter Holland
                                           -------------------------------------
                                            Name:  Peter Holland
                                            Title: Chief Financial Officer





                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                                ASSOCIATION, as Trustee


                                        By: /s/ Michael G. Slade
                                            ------------------------------------
                                            Name: Michael G. Slade
                                            Title:   Corporate Trust Officer


                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                                ASSOCIATION, as Escrow Agent


                                        By: /s/ Michael G. Slade
                                            ------------------------------------
                                            Name: Michael G. Slade
                                            Title:   Corporate Trust Officer

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